Exhibit 99.1

DOLLAR TREE ANNOUNCES EXECUTIVE LEADERSHIP CHANGES

~ Company Reaffirms Fiscal 2022 Outlook ~

CHESAPEAKE, Va. – June 28, 2022 – Dollar Tree, Inc. (NASDAQ: DLTR), today announced a number of executive leadership changes to support the Company’s growth and accelerate implementation of its value creation initiatives:

•	Kevin Wampler will transition out of his role as Chief Financial Officer upon the appointment of a successor. Mr. Wampler will remain with the Company as an advisor until April 2023 to ensure a smooth transition.

•	Chief Legal Officer and Corporate Secretary William Old, Chief Operating Officer Thomas O’Boyle, Chief Strategy Officer David Jacobs and Chief Information Officer Andy Paisley are no longer with the Company. Searches for successors are underway, and the Company is in advanced discussions with several candidates for certain positions.

“As we look to the future, I believe these changes within our leadership team will bring new perspectives and experiences that will help accelerate our continued growth and deliver even greater value for our shareholders, customers, employees and suppliers,” stated Mike Witynski, President and Chief Executive Officer. “I want to thank Kevin, Will, Tom, David and Andy for their many years of dedicated service to the Company and for enabling us to get to this point. We wish each of them the best in their future endeavors.”

Rick Dreiling, Executive Chairman, said, “Our Board is fully aligned with Mike that now is the right time to bring in new leadership to ensure the Company remains on a strong trajectory.”

Dollar Tree reaffirms its fiscal 2022 outlook provided on May 26, 2022. The Company expects to report quarterly earnings on August 25, 2022.

About Dollar Tree, Inc.

Dollar Tree, a Fortune 200 Company, operated 16,162 stores across 48 states and five Canadian provinces as of April 30, 2022. Stores operate under the brands of Dollar Tree, Family Dollar, and Dollar Tree Canada. To learn more about the Company, visit www.DollarTree.com.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: Our press release contains "forward-looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they address future events, developments or results and do not relate strictly to historical facts. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as: “believe”, “anticipate”, “expect”, “intend”, “plan”, “view”, “target” or “estimate”, “may”, “will”, “should”, “predict”, “possible”, “potential”, “continue”, “strategy”, and similar expressions. For example, our forward-looking statements include statements concerning the expected impact of the executive leadership changes on our business, growth and implementation of initiatives; our plans and expectations regarding the transition of Mr. Wampler from his role as Chief Financial Officer; the reaffirmation of our fiscal 2022 outlook provided on May 26, 2022; and our other plans, objectives, expectations (financial and otherwise) and intentions. These statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our Annual Report on Form 10-K filed March 15, 2022, our Form 10-Q for the most recently ended fiscal quarter and other filings we make from time to time with the Securities and Exchange Commission. We are not obligated to release publicly any revisions to any forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

CONTACTS:

Investors:

Dollar Tree, Inc.

Randy Guiler, 757-321-5284

Vice President, Investor Relations

www.DollarTree.com

DLTR-G

Media:

Stephen Pettibone/Andy Duberstein/Hayley Cook/Columbia Clancy

DollarTree-SVC@sardverb.com

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